Segment Information	6 Months Ended
Jun. 30, 2021
Segment Information
Segment Information

15. Segment Information

The Group has only one reportable segment since the Group does not distinguish revenues, costs and expenses between segments in its internal reporting, and reports costs and expenses by nature as a whole.

The Group’s chief operating decision maker, who has been identified as the Chief Executive Officer, reviews the consolidated results when making decisions about allocating resources and assessing performance of the Group as a whole. The Group does not distinguish among markets or segments for the purpose of internal reports.

Information about the Group’s non-current assets is presented based on the geographical location of the assets as follows:

	As of December 31,	As of June 30,
	2020	2021
	US$	US$

PRC	26,560,143	6,406,133
USA	2,158,359	1,668,746
Total	28,718,502	8,074,879